SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (the “Agreement”) is made as of this ___ day of ________________, 2013, by and between Natural Gas Fueling and Conversion Inc., a Florida corporation (“NGFC” or the “Company”), and the undersigned set forth on the signature page hereto (the “Subscriber”).

WITNESSETH:

WHEREAS, the Company intends to obtain subscriptions for the purchase and sale, in a private placement transaction (the “Offering”) pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), of an aggregate of 7,500,000 shares (the “Shares” or the “Securities”) of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), on the terms and conditions hereinafter set forth, and the Subscriber desires to acquire that number of Shares set forth on the signature page hereof.

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.          Subscription Procedure.

(a)          Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Shares as is set forth upon the signature page hereof at a purchase price of $0.03 per share (the “Purchase Price”). The Company agrees to sell such Shares to the Subscriber for the Purchase Price (the “Offering”).

(b)          The subscription period will begin as of October 22, 2013, and will terminate (if the closing date has not earlier occurred) at 5:00 PM Eastern Time on November 30, 2013, unless extended by the Company (the “Termination Date”). The Shares will be offered on a “best efforts” basis as more particularly set forth in a Confidential Private Placement Memorandum and any supplements thereto (the “Offering Memorandum”). The final Offering Memorandum will be provided to Subscribers in the Offering no later than two days prior to the Termination Date. The consummation of the Offering is subject to the satisfaction of a number of conditions to be further described in the Offering Memorandum, one or more of which conditions may not occur.

(c)          The certificates for the shares bearing the name of the Subscriber will be delivered by the Company no later than sixty (60) days following the closing date. The Subscriber hereby authorizes and directs the Company to deliver the Shares to be issued to such Subscriber pursuant to this Agreement to the residential or business address indicated in the Investor Questionnaire, attached hereto as Exhibit A.

(d)          The Purchase Price for the Shares purchased hereunder shall be paid by certified check, payable to Natural Gas Fueling and Conversion Inc., or by wire transfer pursuant to the following instructions:

Account Name:	Natural Gas Fueling and Conversion Inc.
Bank:	________________________________
Account #:	________________________________
Routing #:	________________________________

(e)          The Company, in its sole discretion, may reject any subscription, in whole or in part, or terminate or withdraw the Offering in its entirety at any time prior to a closing in relation thereto. The Company is not required to allocate among investors on a pro rata basis in the event of an over-subscription.

2.          Representations and Covenants of the Subscriber. The Subscriber hereby represents and warrants to the Company as follows:

(a)          The Subscriber recognizes that the purchase of Securities involves a high degree of risk in that (i) the Company will need additional capital to operate its business but has no assurance of additional necessary capital; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (iii) an investor may not be able to liquidate his or her investment; (iv) transferability of the Securities is extremely limited; (v) an investor could sustain the loss of his or her entire investment; and (vi) the Company is and will be subject to numerous other risks and uncertainties, including without limitation, significant and material risks relating to the Company’s business, and the industries, markets and geographic regions in which the Company will compete, as well as risks associated with the Offering contained in the Offering Memorandum.

(b)          The Subscriber acknowledges that he or she has prior investment experience, including without limitation, investments in non-listed and non-registered securities, or he or she has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company to him or her and to all other prospective investors in the Securities and to evaluate the merits and risks of such an investment on his or her behalf, and that he or she recognizes the highly speculative nature of this investment.

(c)          The Subscriber acknowledges that (i) the Company is newly formed and yet to begin its operation and as such, may have losses for the foreseeable future; (ii) there are significant restrictions on the transferability of the Shares, including but not limited to: (A) the Shares will not be, and the Subscriber will have no right to require that the Shares be registered under the Act or any state securities laws, and (B) there is no public market for the Shares and none is expected to develop, and accordingly, it may not be possible for the Subscriber to liquidate the Subscriber’s investment in the Company; (iii) no federal or state agency has made any findings as to the fairness of the terms of the Offering; and (iv) any projections or predictions that may have been made available to the Subscriber are based on estimates, assumptions and forecasts which may prove to be incorrect; and no assurance is given that actual results will correspond with the results contemplated by the various projections.

(d)          The Subscriber acknowledges receipt and careful review of the Offering Memorandum, this Agreement, and the attachments hereto and thereto (collectively, the “Offering Documents”) and hereby represents that he or she has been furnished or given access by the Company during the course of this Offering with or to all information regarding the Company and its financial condition and results of operations which he or she had requested or desired to know; that all documents which could be reasonably provided have been made available for his or her inspection and review; that he or she has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the concerning the terms and conditions of the Offering, and any additional information which he or she had requested.

(e)          The Subscriber acknowledges that this Offering of Shares may involve tax consequences, and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that he or she must retain his or her own professional advisors to evaluate the tax and other consequences of an investment in the Securities.

(f)           The Subscriber represents that the Securities are being purchased for his or her own account, for investment and not for distribution or resale to others. The Subscriber agrees that he or she will not sell or otherwise transfer any of the securities comprising the Securities unless they are registered under the Act or unless an exemption from such registration is available and, upon the Company’s request, the Company receives an opinion of counsel reasonably satisfactory to the Company confirming that an exemption from such registration is available for such sale or transfer.

(g)          The Subscriber understands that the Company will review this Agreement and the Investor Questionnaire and, if the Subscriber is a natural person, the Company is hereby given authority by the undersigned to call his or her bank or place of employment. The Subscriber further authorizes the Company to review the financial standing of the Subscriber; and the Subscriber agrees that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

(h)          The Subscriber hereby represents that the address of Subscriber furnished by him at the end of this Agreement and in the Investor Questionnaire is the Subscriber’s principal residence if he or she is an individual or its principal business address if it is a corporation or other entity.

(i)           The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or its agents, employees or affiliates and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

(j)          The Subscriber agrees that he or she will purchase securities in the Offering only if his or her intent at such time is to make such purchase for investment purposes and not with a view toward resale.

(k)          If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Securities; and (iii) that this Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the Subscriber.

(l)           If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Such Subscriber’s subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

(m)         The Subscriber acknowledges that (i) the Offering Memorandum contains material, non-public information concerning the Company within the meaning of Regulation FD promulgated by the SEC, and (ii) the Subscriber is obtaining such material, non-public information solely for the purpose of considering whether to purchase the Shares pursuant to a private placement that is exempt from registration under the Act. In accordance with Regulation FD and other applicable provisions of the Securities Laws, the Subscriber agrees to keep such information confidential and not to disclose it to any other person or entity except the Subscriber’s legal counsel, other advisors and other representatives who have agreed (i) to keep such information confidential, (ii) to use such information only for the purpose set forth above, and (iii) to comply with applicable securities laws with respect to such information. In addition, the Subscriber further acknowledges that the Subscriber and such legal counsel, other advisors and other representatives are prohibited from trading in the Company’s securities while in possession of material, non-public information and agrees to refrain from purchasing or selling securities of the Company until such material, non-public information has been publicly disseminated by the Company. The Subscriber agrees to indemnify and hold harmless the Company and its officers, directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the Subscriber, or the Subscriber’s breach of, or failure to comply with, any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to the Company or its officers, directors, employees or affiliates or each other person, if any, who controls any of the foregoing in connection with this transaction.

(n)          The Subscriber understands and acknowledges that (i) the Securities are being offered and sold to Subscriber without registration under the Act in a private placement that is exempt from the registration provisions of the Act under Section 4(2) of the Act and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and such Subscriber hereby consents to such reliance.

(o)          That the undersigned certifies, under penalty of perjury, (i) that the social security or Tax Identification Number set forth herein is time, correct and complete, and (ii) that the undersigned is not subject to backup withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.

3.          Representations by the Company. The Company represents and warrants to the Subscriber that:

(a)          Organization and Authority. The Company and each of its subsidiaries, if applicable, (i) is a corporation and company, respectively, validly existing and in good standing under the laws of the jurisdiction of its incorporation and formation, respectively, (ii) has all requisite corporate power and company power, respectively, and authority to own, lease and operate its properties and to carry on its business as presently conducted, and (iii) has all requisite corporate power and company power, respectively, and authority to execute, deliver and perform their obligations under this Agreement and the Offering Documents being executed and delivered by it in connection herewith, and to consummate the transactions contemplated hereby and thereby.

(b)          Qualifications. The Company is duly qualified to do business as a foreign corporation and foreign company, respectively, and is in good standing in all jurisdictions where such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole.

(c)          Capitalization of the Company. As of the date hereof, the authorized capital stock of the Company consists of 230,000,000 shares of Common Stock, par value $0.0001 per share. There are no additional outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire from the Company, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as described in the Offering Documents, the issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any person (other than the Subscribers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. None of the outstanding shares of Common Stock or options, warrants, or rights or other securities entitling the holders to acquire Common Stock has been issued in violation of the preemptive rights of any security holder of the Company. No holder of any of the Company’s securities has any rights, “demand,” “piggy-back” or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of a registration statement. The Shares to be issued to the Subscriber have been duly authorized, and when issued and paid for in accordance with this Agreement, the Shares will be duly and validly issued, fully paid and non-assessable.

(d)          Authorization. The Offering Documents have been duly and validly authorized by the Company. This Agreement, assuming due execution and delivery by the Subscriber, when the Agreement is executed and delivered by the Company, will be, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

(e)          Non-Contravention. The execution and delivery of the Offering Documents by the Company, the issuance of the Shares as contemplated by the Offering Documents and the completion by the Company of the other transactions contemplated by the Offering Documents do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the articles of incorporation or by-laws or similar instruments of the Company, (ii) conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its respective properties or assets that would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform its obligations under, the Offering Documents, or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or its subsidiaries to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company or its subsidiaries to make use thereof.

(f)          Information Provided. The Company hereby represents and warrants to the Subscriber that the information set forth in the Offering Memorandum and any other document provided by the Company (or the Company’s authorized representatives) to the Subscriber in connection with the transactions contemplated by this Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, it being understood that for purposes of this Section 3(f), any statement contained in such information shall be deemed to be modified or superseded for purposes of this Section 3(f) to the extent that a statement in any document included in such information which was prepared and furnished to the Subscriber on a later date or filed with the SEC on a later date modifies or replaces such statement, whether or not such later prepared and furnished or filed statement so states.

(g)          Absence of Certain Proceedings. The Company is not aware of any action, suit, proceeding, inquiry or investigation before or by any court, public board or body, or governmental agency pending or threatened against or affecting the Company, in any such case wherein an unfavorable decision, ruling or finding would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, or the transactions contemplated by the Offering Documents or which could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Offering Documents; and to the Company’s knowledge there is not pending or contemplated any, and there has been no, investigation by the SEC involving the Company or any current or former directors or officers.

(h)          Compliance with Law. The Company is not in violation of or has any liability under any statute, law, rule, regulation, ordinance, decision or order of any governmental agency or body or any court, domestic or foreign, except where such violation or liability would not individually or in the aggregate have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole; and to the knowledge of the Company, there is no pending investigation that would reasonably be expected to lead to such a claim.

(i)          Tax Matters. The Company has filed all federal, state and local income and franchise tax returns required to be filed and has paid all taxes shown by such returns to be due, and no tax deficiency has been determined adversely to the Company which has had (nor does the Company or any of its subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Company, might have) a material adverse effect on the business, properties, operations, condition (financial or other), results of operations, or prospects of the Company or any of its subsidiaries, taken as a whole.

4.          Indemnification. The Subscriber shall indemnify, defend and hold harmless the Company, and any officers, employees, shareholders, partners, agents, directors or controlling persons of the Company (collectively the “Indemnified Parties” and individually an “Indemnified Party”) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, against losses, liabilities and expenses of each Indemnified Party (including attorneys’ fees, judgments, fines and amounts paid in settlement, payable as incurred) incurred by such person or entity in connection with such action, arbitration, suit or proceeding, by reason of or arising from (i) any misrepresentation or misstatement of facts or omission to represent or state facts made by the undersigned, including, without limitation, the information in this Agreement, or (ii) litigation or other proceeding brought by the undersigned against one or more Indemnified Party wherein the Indemnified Party is the prevailing party.

5.          Certain Securities Law Matters.

(a)          The Shares shall not be sold, assigned, transferred or pledged except upon satisfaction of the conditions specified in this Section 5, which conditions are intended to ensure compliance with the provisions of the Act. The Subscriber will cause any proposed purchaser, assignee, transferee or pledgee of the Shares held by the Subscriber to agree to take and hold such securities subject to the provisions and conditions of this Section 5.

(b)          Each certificate representing (i) the Shares and (ii) any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 5(c) below) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

The Subscriber consents to the Company making a notation on its records and giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer established in this Section 5.

(c)          The Subscriber agrees to comply in all respects with the provisions of this Section 5. Prior to any proposed sale, assignment, transfer or pledge of any Shares, unless there is in effect a registration statement under the Act covering the proposed transfer, the undersigned thereof shall give written notice to the Company of the undersigned’s intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at the undersigned’s expense evidence satisfactory to the Company the effect that the proposed transfer of the Shares may be effected without registration under the Act or applicable state securities law.

6.          Specific State Legends.

FOR FLORIDA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT IN RELIANCE UPON EXEMPTIVE PROVISIONS CONTAINED THEREIN. SECTION 517.061(11)(a)(5) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT (THE “FLORIDA ACT”) PROVIDES WHEN SALES ARE MADE TO FIVE OR MORE PURCHASERS IN THIS STATE THAT ANY PURCHASER OF SECURITIES IN FLORIDA WHICH ARE EXEMPTED FROM REGISTRATION UNDER SECTION 517.061(11) OF THE FLORIDA ACT MAY WITHDRAW HIS SUBSCRIPTION AGREEMENT AND RECEIVE A FULL REFUND OF ALL MONIES PAID, WITHIN THREE DAYS AFTER THE LATER OF (i) THE DATE HE TENDERS CONSIDERATION OR SUCH SECURITIES AND (ii) THE DATE THIS STATUTORY RIGHT OF RESCISSION IS COMMUNICATED TO HIM. ANY FLORIDA RESIDENT WHO PURCHASES SECURITIES IS ENTITLED TO EXERCISE THE FOREGOING STATUTORY RESCISSION RIGHT BY TELEPHONE, TELEGRAM OR LETTER NOTICE TO THE COMPANY. ANY TELEGRAM OR LETTER SHOULD BE SENT OR POSTMARKED PRIOR TO THE END OF THE THIRD BUSINESS DAY. A LETTER SHOULD BE MAILED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE ITS RECEIPT AND TO EVIDENCE THE TIME OF MAILING. ANY ORAL REQUESTS SHOULD BE CONFIRMED IN WRITING.

FOR RESIDENTS OF ALL STATES: IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFICE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

7.          Miscellaneous.

(a)          Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at Natural Gas Fueling and Conversion Inc., 7135 Collins Avenue, No. 624, Miami Beach, FL 33141, with a copy to (which shall not constitute notice): JSBarkats, PLLC, 18 E. 41st Street, 14th Floor, New York, NY 10017, and to the Subscriber at his address indicated on the signature page of this Agreement. Notices shall be deemed to have been given three (3) business days after the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

(b)          This Agreement may be amended through a written instrument signed by the Subscriber and the Company.

(c)          This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(d)          Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Florida.

(e)          This Agreement may be executed in counterparts. It shall not be binding upon the Company unless and until it is accepted by the Company. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Shares as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers. This Agreement may be executed and delivered by facsimile.

(f)           The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

(g)          It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

(h)          The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

[-signature page follows-]

IN WITNESS WHEREOF, the undersigned Subscriber has executed this Subscription Agreement as of the date written below.

No. of Shares to be Purchased

Total Purchase Price ($)	$

The Shares are to be issued in
(check one box):
Print Name of Investor

☐	Individual name
Print Name of Joint Investor (if applicable)
☐	Joint tenants with rights of survivorship

☐	Tenants in entirety	Signature of Investor

☐	Corporation (an officer must sign)
Signature of Joint Investor
☐	Partnership (all general partners must sign)

Print Name of Corporation, Partnership or other Institution investor

E-mail Address:	By:

Fax Number:	Title:

Accepted as of this _______ day of ___________________, 2013

NATURAL GAS FUELING AND CONVERSION INC.

By:
Name: Indrajith Andrew Weeraratne
Title: Chief Executive Officer